UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

iCap Vault 1, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-236458	N/A
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3535 Factoria Blvd. SE, Suite 600, Bellevue, WA	98006
(address of principal executive offices)	(zip code)

(425) 278-9030
(registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on May 17, 2021, Vault Holding, LLC (“Holding”), a wholly owned subsidiary of iCap Vault 1, LLC (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with 725 Broadway LLC, an affiliated entity (“725 Broadway”). Pursuant to the terms of the Loan Agreement, Holding made a loan in the original principal amount of $1,200,000 (the “Loan”) to 725 Broadway. The Loan was evidenced by a promissory note (the “Note”) dated May 17, 2021 in favor of Holding. The Note was secured by a deed of trust on property owned by 725 Broadway. The Note bore interest at 10% per annum and matured on December 1, 2022.

On December 14, 2021, Holding entered into an Amendment to Loan Agreement (the “Loan Amendment”) with 725 Broadway. Pursuant to the terms of the Loan Amendment, the parties agreed to increase the principal sum of the Loan from $1,200,000 to $2,700,000. The Note (as amended, the “Amended Note”) and the deed of trust were also amended on December 14, 2021 to reflect the increase in the principal amount of the Loan. As of December 14, 2021, the unpaid principal balance of the Amended Note was $2,700,000 and the unpaid accrued interest under the Amended Note was $69,370.

Except as set forth above, no terms of the original Loan Agreement or Note have been revised.

The foregoing description of the Loan Amendment and the Amended Note does not purport to be complete and is qualified in its entirety by reference to the Loan Amendment and the Amended Note, copies of which were filed as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description

10.1	Amendment to Loan Agreement, dated as of December 14, 2021, by and between Vault Holding, LLC and 725 Broadway LLC.

10.2	Amendment to Promissory Note dated December 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC

Dated: December 17, 2021		/s/ Chris Christensen
	By:	Chris Christensen
	Its:	Chief Executive Officer